RBC Capital Markets
  Martha’s Vineyard
September 25, 2007

Forward Looking Statements
 This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company’s actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3)  the Company may experience increases in the default rates or decreased prepayments on previously securitized loans that would result in impairment losses or lower the yield on such loans; (4) the Company may continue to benefit from strong recovery efforts on previously securitized loans resulting in improved yields on this assets; (5) the Company could have adverse legal actions of a material nature; (6) the Company may face competitive loss of customers; (7) the Company may be unable to manage its expense levels; (8) the Company may have difficulty in retaining key employees; (9) changes in the interest rate environment may have results on the Company's operations materially different from those anticipated by the Company's market risk management functions; (10) changes in general economic conditions and increased competition could adversely affect the Company's operating results; (11) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company's operating results; and (12) the Company may experience difficulties growing loan and deposit balances.  Forward-looking statements made herein reflect management’s expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

■ Total Assets at June 30, 2007  $2.5 bil
■ Net Income in 2006           $53 mil
■ Branches             68
■ FTE           807
■ Market Cap                      $647 mil
■ Institutional Ownership              54%
■ Avg Daily Volume            $2.7 mil

Key Markets
1st & 9% Market Share
in Huntington WV/Ashland KY MSA
$3.7 Billion
8% Market Share in Morgan,
Berkeley & Jefferson Co. WV
$1.9 Billion
1st & 27% Market Share
$1.7 Billion
2nd & 12% Market Share
in WV’s largest market; $4.7B

Today’s Themes:
■

CHCO: Consistently superior results thru
challenging times
■

CHCO: Conservative operating platform
■

CHCO: Growing and succeeding in
slow-growth markets
■

CHCO: Value in the Banking Sector

	2004	2005	2006	YTD 2007
Reported ROA	2.10%	2.09%	2.11%	2.02%
ROTE	23.2%	22.3%	22.4%	20.7%
Tangible Equity/TA	9.7%	9.5%	10.1%	9.6%
NIM	4.29%	4.49%	4.56%	4.36%
Efficiency Ratio	48.7%	46.7%	44.5%	45.3%
Non-Int Rev/Total Rev	33%	34%	34%	35%
CHCO is consistently and
extraordinarily  profitable:

Since 2003 CHCO faced “normalization” of
provision and loss of PSL revenues:

ROA
EPS
Yet, strong bottom line results continue:

	2004	2005	2006	2007 Projected	2008 Projected	2009 Projected
Average Balances	$83.5 MM	$42.9 MM	$22.3 MM	$12.1 MM	$7.5 MM	$5.5 MM
Rate	17.4%	26.6%	42.2%	64%	71%	71%
Gross Interest Revenue	$14.5 MM	$11.4 MM	$9.4 MM	$7.0 MM	$5.4 MM	$4.0MM
Previously Securitized Loans:

Core growth in revenues in 2003-2006 offset lower
earnings from PSL balances

Prime Rate
CHCO NIM
5 yr swap
Sale of Credit Card Portfolio
CHCO impacted by Previously Securitized Loans,
Credit Card Sale, Deposit Repricing & Remixing
Industry Challenge: Net Interest Margin

Maturing CD’s ($)
Renewed Rate (%)
Maturing Rate (%)
CD’s:
Repricing has been detrimental to NII.

	12/31/06	12/31/05	Change	Avg Rate for 2006
IB DDA	$423	$438	($15)	1.22%
Savings	$321	$303	$18	1.27%
Time	$920	$812	$108	3.96%
ST Borrowing	$136	$152	($16)	3.55%
LT Debt	$48	$98	($50)	5.33%
DDA	$321	$376	($55)	0.00%
Equity & OL	$337	$323	$14	0.00%
Note: Used EOP Data due to Classic Acquisition
Re-mixing of deposit balances
has hurt the NIM as well:

Immediate Basis Point Change in Interest Rates	Estimated Increase of Decrease in Net Income between 1-12 months
+200 Bp	+3.7%
+100 Bp	+1.6%
-100 Bp	-2.1%
-200 Bp	-4.2%
Data: June 30, 2007
Interest Rate Risk:
CHCO’s strong core-funded balance
sheet makes it sensitive to a decrease in
the fed funds rate:

Interest Rate Risk Summary:
◆

CHCO is less dependent upon NII than its
peers
t

Fee income in top 10% of peer group
t

NIM in top 15% of peer group
◆

CHCO’s NIM has declined due to:
t

Decline in Previously Securitized
Loans
t

Sale of Credit Card Portfolio
t

Migration from low-cost deposits to
high-cost deposits
◆

CHCO is at risk to decreases in Prime/Fed
Funds
t

CHCO has purchased floors on Prime
to partially protect against this risk

Asset Quality Trends:

  A second challenge facing
  the banking industry in 2007/8

1.

Overdrafts are
significant source
of C/O for CHCO
2. Acquired Loans
were of lower
credit quality but
were reserved at
acquisition
$1.816 MM
$155 M
$563 M
$144 M
YTD Gross Charge-offs 2007

NPA’s to Loans & OREO
CHCO experiencing Asset Quality
Deterioration:  Reflecting two large relationships
which were placed on Non-accrual
in the 1st & 2nd quarters

Largest Non-performing Assets at 9/19/07
■ Loan #1     $9 mil      Resid. RE Devel.
  4 spec homes and 3 lots in exclusive neighborhood of vacation homes; Borrower experiencing cash flow problems;
Collateral & Guarantee dependent.
■ Loan #2     $3.4 mil      Vacation Home
                   Home & additional lot in exclusive neighborhood of vacation homes.  Customer Bankrupt. Loan represents
             87% of cost.  CHCO will take possession of home on November 1, 2007.
■ Loan #3     $1.7 mil      RE Development
          Eastern Panhandle; Foreclosure Sale scheduled for October 5th. CHCO is aware of likely bidder over $1.7 million.
■ Loan #4     $1.3 mil      Commercial R.E.
Owner-occupied real-estate. Business going thru Bankruptcy. Potential buyer has offer to purchase entire Company resulting in full loan payout. 75% loan to value.
■ Loan #5     $1.2 mil       Rental Res. Real Estate
City anticipates taking properties in lieu of foreclosure and will auction properties in
By the 1st quarter 2008 and anticipates sale within the amount  provided as of June 30,2007.
■ Loan $6     $0.6 mil       Rental Real Estate
Rental Homes in Charleston; Customer in bankruptcy. Auction in October 2007. Expect resolution within
Amount previously provided.
■ Loan #7     $0.5 mil       Residence in Charleston; Customer in Bankruptcy; OREO
■ Loan #8      $0.5 mil       Residence in Ashland; Customer in Bankruptcy; OREO
■ Loan #9     $0.3 mil       Comm’l Real Estate; 80% LTV. 75% SBA Guar.
■ Loan #10     $0.1 mil       Residence

	12/31/05	12/31/06	8/30/07
Residential	1.14%	0.76%	0.63%
Home Equity	0.37%	0.34%	0.20%
Consumer	2.32%	0.99%	0.90%
CMRE	0.11%	0.03%	0.06%
C&I	0.12%	1.47%	0.19%
Excluding Non-accruals, Past-due loans continue to
improve reflecting stronger underwriting
implemented since 2002
Past-Due Loans (30+ days)

Asset Quality Summary:
◆

Increase in Non-performing Loans tied
substantially to (2) real-estate secured
credits
◆

Charge-off’s are predominantly
depository accounts
◆

Past-Due loans remain stable
◆

CHCO has focused on real-estate secured
lending - residential, home equity,
commercial real-estate
◆

Real estate prices: CHCO markets have
been stable
◆

Mortgage lending: traditional portfolio
ARM’s

Although highly profitable,
CHCO is conservatively positioned:
1.

Conservative Loan portfolios
3.

Strong Core Deposit Franchise
5.

Highly Liquid
7.

Strongly Capitalized
9.

Solid Asset Quality
11.

Strong Fee Income vs. NII

Loan to Deposits 84.5%
Loan to Deposits 94.5%
Sample of 250 publicly traded banks and
thrifts with assets between $1-$10 billion
as of December 31, 2006
As of December 31, 2006
Conservative Loan Portfolio Mix

As of June 30, 2007
Sample of 257 publicly traded banks and
thrifts with assets between $1 and $10
billion as of June  30, 2007
Solid Loan Quality

Liabilities: Low Cost and Stable Deposits
Data: December 31, 2006

	CHCO	Peers	Advantage
CD’s	3.96%	4.23%	27 Bps
Interest Bearing Deposits	2.71%	3.19%	48 Bps
Total Deposits	2.25%	2.77%	52 Bps
Interest Bearing Liabilities	2.90%	3.54%	64 Bps
Data: 2006. Peers are $1 to $10 billion banks
CHCO’s Cost of Funds Advantage:

34%
21%
79%
66%
*As of December 31, 2006.
Non-interest income excludes security
gains
Sample of 250 publicly traded banks and
thrifts with assets between $1 and $10
billion as of December 31, 2006
Favorable Revenue Profile for the
current yield curve environment:

City is Highly Efficient
2004 Efficiency Ratio adjusted to eliminate $5.5 million in revenue from
 Legal Settlement and associated legal expenses of $500M;  Peers: Sample of 206 publicly traded banks and thrifts with assets between $1 to $10
 Billion as of December 31, 2006
92nd percentile

	CHCO 8/30/07	Peer Median 6/30/07
Equity/Assets	11.5%	9.3%
Tang Equity/Tang Assets	9.4%	7.1%
Leverage Ratio	10.5%
Tier I Capital Ratio	15.0%	10.8%
Total Risk-based Capital Ratio	15.9%	12.1%
Source: SNL for 257 publicly traded banks with total assets from $1 to $10 billion
Strong Capital facilitates growth and
provides opportunities for 2007:

Growth in slow-growing markets:
◆

Improvements/Additions to
   Retail Distribution System
◆

Commercial Lending/Small
   Business Banking/Cash
   Management
◆

Insurance
◆

Acquisition

Best in class Products &
Promotion

City continues to innovate to offer
the best products to our customers

Remaking City’s Retail Distribution:
Wal-Mart Strategy
■

Part of a Hub and Spoke distribution
   strategy
■

Openings
◆

Charleston - 2004
◆

Huntington - 2004
◆

Beckley - 2005
◆

Ashland - 2005
◆

Ripley - 2007

Consolidations/Renovations/Relocations:
Our
New Downtown Charleston Office

Housing Retail, Trust, Commercial & Private Banking

Opened 2006

October 2006: Opened Charles Town WV
(Eastern Panhandle Location)

(Eastern Panhandle Location)
Relocated in  July 2007:

Martingsburg WV

DeNovo Entry into new markets:
November 2007: Bluefield WV-VA
■

Bluefield WV-VA
◆

County Deposits: $1.7 billion
◆

Branches: 50
◆

Largest Market Competitors: BBT (27%), FCBC
(26%)

Hurricane, West Virginia: 1st Q 2008
■ Putnam Co. WV
◆ County Deposits: $761 MM
◆ Branches: 18 CHCO Share: 12%
◆ Largest Market Competitors:
 Putnam Co. Bank(50%), BB&T (10%)

Success in our Retail Banking unit
 has led to strong growth in retail
 branch service charges:
18% CAGR
2nd Q 2001 to 2nd Q 2007

Growth in 2005 excludes Classic Acquisition
Commercial Loan Growth:

Historically 10%+

Business Lending Opportunity:
■

City financial strength was built upon its
exceptional retail banking platform. As a result,
City is under represented (40%) in commercial
lending relative to peers (60%).
■

City has launched a new small business lending
initiative to address borrowing needs of smaller
businesses.
■

City has launched a new cash management
initiative to address depository needs of larger
business customers.

City Insurance Professionals

■ 2006 Revenues   $2.3 million
■ 2007 (annualized Revenues)               $3.8 million
■ New Strategies in 2007:
◆ Added Workers Compensation Department - 7
 FTE
◆ Added Personal Lines Department - 6 FTE
◆ Opened Beckley WV Office
◆ Hired Sales Manager/Sr. Operations Officer
■ Strategies for 2008 and beyond:
◆ Continue to Build Personal Lines toward $3 million
 line of business
◆ Add offices - Huntington, Lewisburg, Martinsburg,
 Teays Valley
◆ Hire additional P&C and Health/Life Producers
◆ Acquire agencies in communities served by CHCO

Other Strategic Opportunities
Capital Flexibility

Dividends
- Increased 10% in April 2004 to $0.88
-

Increased 13.6% in April 2005 to $1.00
-

Increased 12% in April 2006 to $1.12
-

Payout ratio in 2006: 37%
-

Increased 10.7% in April 2007 to $1.24

Share Repurchases
-

Tangible Capital @ 10.06% @ 12/31/2006
-

Purchased 580,200 shares YTD in 2007 at average price of
$39.14 (3.4% of outstanding)
-

Tangible Capital @ 9.58% @ 6/30/07
-

Holding Company had $34 million in cash at
6/30/07
-

CHCO’s strong profitability allows greater long-term share
repurchase activity than peers

Acquisitions:
$100MM to $500MM in assets
WV, SE Ohio, Eastern KY, I81 Corridor from
 VA thru MD, SW Pennsylvania

Pricing Metrics*:
■ Price to Book:     221%
■ Price to Tangible Book:     276%
■ Price to 2008 Projected Earnings**  12.2x
■ Institutional Ownership    54%
• Based on Price of $38.52(close of business 9/18/07)
** Based on Analyst estimates for 2008 of $3.15
CHCO trades at a discounted P/E
 ratio relative to Peers:

CHCO: Consistently Superior Performance
■

Peer Group:
◆

CTBI, FCBC, FFBC, HNBC, PEBO, PRK, PVSA, RBCAA,
SASR, STBA,UBSH, UBSI, UVSP, VFGI, WSBC
■

2006 Peer Performance:
◆

ROA: 1st
◆

Net Interest Margin: 2nd
◆

Efficiency Ratio: 1st
◆

Tangible Equity/Tangible Assets:1st
◆

Non-Performing Assets/Assets: 1st
■

Still delivered top performance for shareholders:
◆

1 Year Stock Performance: 3 of 16
◆

2 Year Stock Performance: 3 of 16

Questions?